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EXHIBIT 8.1

[Letterhead of Hogan & Hartson L.L.P.]

December 11, 2003

Board of Trustees
Falcon Financial Investment Trust
15 Commerce Road
Stamford, CT 06902

Ladies and Gentlemen:

        We have acted as counsel to Falcon Financial Investment Trust, a Maryland real estate investment trust (the "Company"), in connection with the Company's offering of the common shares of the Company, par value $.01 per share (the "Offering") as more fully described in the Company's registration statement on the Form S-11 (File No. 333-108603), initially filed with the Securities and Exchange Commission on September 8, 2003, as amended through the date hereof (the "Registration Statement"). In connection with the Offering, you have asked us to provide you with the opinions set forth below.

Basis for Opinions

        The opinions set forth in this letter are based on relevant current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations thereunder (including proposed and temporary Treasury regulations) (the "Regulations"), and interpretations of the foregoing as expressed in court decisions, legislative history, and administrative determinations of the Internal Revenue Service (the "IRS") (including its practices and policies in issuing private letter rulings, which are not binding on the IRS, except with respect to a taxpayer that receives such a ruling), all as of the date hereof. These provisions and interpretations are subject to changes (which may apply retroactively) that might result in material modifications of our opinions. Our opinions do not foreclose the possibility of a contrary determination by the IRS or a court of competent jurisdiction, or of a contrary position by the IRS or the Treasury Department in regulations or rulings issued in the future. In this regard, although we believe that our opinions set forth herein will be sustained if challenged, an opinion of counsel with respect to an issue is not binding on the IRS or the courts, and is not a guarantee that the IRS will not assert a contrary position with respect to such issue or that a court will not sustain such a position asserted by the IRS.

        In rendering the following opinions, we have examined such statutes, regulations, records, certificates and other documents as we have considered necessary or appropriate as a basis for such opinions, including (but not limited to) the following: (1) the Registration Statement; (2) the Declaration of Trust of the Company, dated as of August 27, 2003; and (3) such other documents as we deemed necessary or appropriate. The opinions set forth in this letter also are premised on certain written representations of the Company contained in a letter to us dated December 11, 2003 (the "Management Representation Letter").

        We have made such legal and factual inquiries, including an examination of the documents set forth above, including the Registration Statement and the Management Representation Letter, as we have deemed necessary or appropriate for purposes of rendering our opinion. For purposes of rendering our opinions, however, we have not made an independent investigation or audit of the facts set forth in the above referenced documents. We consequently have relied upon the factual representations in the Management Representation Letter and that the information presented in such documents or otherwise furnished to us is accurate and have assumed that the information presented in such documents or otherwise furnished to us is accurate and complete in all material respects. After reasonable inquiry, we are not aware of any facts inconsistent with the representations set forth in the Management Representation Letter. Furthermore, where such factual representation involve terms defined in the Code, the Regulations, published rulings of the IRS, or other relevant authority, we have explained such terms to the Company's representatives and are satisfied that the Company's representatives understand such terms and are capable of making such factual representations. Finally, our opinion is limited to the tax matters specifically covered herein, and we have not addressed, nor have we been asked to address, any other tax matters relevant to the Company.

        In connection with our opinion, we have assumed, with your consent:

(1)
that all of the factual representations and statements set forth in the documents (including, without limitation, the Management Representation Letter) we reviewed are true, correct, and complete and any of the obligations imposed by any such documents on the parties thereto, including obligations imposed under Article VII of the Company's Declaration of Trust that could bear on the conclusions set forth herein, have been and will be performed or satisfied in accordance with their terms;

(2)
that any representation or statement made as a belief or made "to the knowledge of" or similarly qualified is correct and accurate, and that such representation or statement will continue to be correct or accurate without such qualification;

(3)
the genuineness of all signatures, the proper execution of all documents, the authenticity of all documents submitted to us as originals, the conformity to originals of documents submitted to us as copies, and the authenticity of the originals from which any copies were made; and

(4)
that (i) each entity in which the Company owns an interest, either directly or indirectly, was validly organized under law of the state where it is purported to be organized, and (ii) the Company and each entity in which it owns an interest have been and will continue to be operated in the manner described in the relevant declaration of trust, partnership agreement, articles (or certificate) of incorporation or other organizational documents and in the Registration Statement and Management Representation Letter; and

        We have, with your consent, also relied upon: (i) an opinion from Thacher Proffit & Wood, dated February 3, 2003, regarding the tax classification of certain entities in connection with the securitization of the Falcon Auto Dealership Loan Trust Certificates, Series 2003-1, (ii) an opinion from Thacher Proffit & Wood, dated December 5, 2001, regarding the tax classification of certain entities in connection with the securitization of the Falcon Auto Dealership Loan Trust Certificates, Series 2001-1, (iii) an opinion from Thacher Proffit & Wood, dated September 29, 2000, regarding the tax classification of certain entities in connection with the securitization of the Falcon Auto Dealership Loan Trust Certificates, Series 2000-1, and (iv) an opinion from Thacher Proffit & Wood, dated August 12, 1999, regarding the tax classification of certain entities in connection with the securitization of the Falcon Auto Dealership Loan Trust Certificates, Series 1999-1 (each a "Prior Legal Opinion") and have assumed that each assumption therein was correct at the time of such Prior Legal Opinion. We have relied upon the Prior Legal Opinions solely as to the tax classifications entities covered as of the date of such opinion. Each Prior Legal Opinion is included as an exhibit to the Registration Statement.

        Any material variation or difference in the facts or conclusions from those set forth in the documents that we have reviewed and upon which we have relied (including, in particular, the Registration Statement and the Management Representation Letter) may adversely affect the conclusions stated herein.

Opinions

        Based upon, subject to, and limited by the assumptions and qualifications set forth herein, we are of the opinion that:

1.
at the closing of the Offering the Company will be organized in conformity with the requirements for qualification as a real estate investment trust ("REIT") under the Code, and the Company's proposed method of operation (as described in the Management Representation Letter and the

  Registration Statement) will enable it to meet the requirements for qualification and taxation as a REIT under the Code commencing on the closing of the Offering and continuing thereafter; and

2.
to the extent that the discussion in the Registration Statement under the caption "Material Federal Income Tax Considerations" describes provisions of applicable U.S. federal income tax law, it is correct in all material respects as of the date hereof.

        We assume no obligation to advise you of any changes in our opinions or of any new developments in the application or interpretation of the federal income tax laws subsequent to the date of this opinion letter. The Company's qualification and taxation as a REIT will depend upon the Company's ability to meet on a continuing basis, through actual annual operating and other results, the various requirements under the Code with regard to, among other things, the sources of its gross income, the composition of its assets, the level of its distributions to shareholders, and the diversity of its share ownership. We will not review the Company's compliance with these requirements on a continuing basis. Accordingly, no assurance can be given that the actual results of the operations of the Company and the entities in which it owns an interest, whether directly or indirectly, the sources of their income, the nature of their assets, the level of the Company's distributions to its shareholders and the diversity of the Company's share ownership for any given taxable year will satisfy the requirements under the Code for qualification and taxation as a REIT.

        This opinion letter addresses only the specific federal income tax matters set forth above and does not address any other federal, state, local or foreign tax issues. This opinion letter has been prepared for your use in connection with the Offering and speaks as of the date hereof.

        We hereby consent to the filing of this opinion letter as Exhibit 8.1 to the Company's Registration Statement and to the reference to Hogan & Hartson L.L.P. and this opinion under the captions "Material Federal Income Tax Considerations" and "Legal Matters" in the Registration Statement. In giving this consent, however, we do not admit thereby that we are an "expert" within the meaning of the Securities Act of 1933, as amended.

Very truly yours,
/s/ Hogan & Hartson L.L.P.
HOGAN & HARTSON L.L.P.

Thacher Proffitt

Thacher Proffitt & Wood LLP
Two World Financial Center
New York, NY 10281
212.912.7400

Fax: 212.912.7751
www.tpwlaw.com

November 11, 2003

Falcon Financial Investment Trust
15 Commerce Road
Stamford, Connecticut 06902

Hogan & Hartson L.L.P.
555 13th Street, NW
Washington, DC 20004

    Opinion: Reliance Letter—Tax
    Falcon Financial Investment Trust
    Registration Statement No. 333-108603

Ladies and Gentlemen:

        In connection with the offering of the Company's common shares as more fully described in the Registration Statement listed above and the closing of such offering, you may rely upon the numbered paragraphs of the opinion letters described below, as of the date thereof and as if each such opinion were addressed to you as to such opinion paragraphs only, subject to all of the applicable assumptions, qualifications and other limitations set forth therein:

  1.
  Opinion paragraph numbered 11 of the opinion letter, dated August 12, 1999, addressed to Falcon Franchise Loan Trust 1999-1 and relating to Falcon Auto Dealership Loan Trust Certificates, Series 1999-1.

  2.
  Opinion paragraph numbered 11 of the opinion letter, dated September 29, 2000, addressed to Falcon Franchise Loan Trust 2000-1 and relating to Falcon Auto Dealership Loan Trust Certificates, Series 2000-1.

  3.
  Opinion paragraph numbered 11 of the opinion letter, dated December 5, 2001, addressed to Falcon Franchise Loan Trust 2001-1 and relating to Falcon Auto Dealership Loan Trust Certificates, Series 2001-1.

  4.
  Opinion paragraph numbered 12 of the opinion letter, dated February 3, 2003, addressed to Falcon Auto Dealership Loan Trust 2003-1 and relating to Falcon Auto Dealership Loan Trust Certificates, Series 2003-1.

        We hereby consent to the filing with the Securities and Exchange Commission of this reliance letter and the opinion letters referred to herein as exhibits to any opinion letter of Hogan & Hartson L.L.P. relating to the United States federal tax treatment of Falcon Financial Investment Trust as a real estate investment trust, without admitting that we are "persons" within the meaning of Section 7(a) or 11(a)(4) of the 1933 Act, or "experts" within the meaning of Section 11 thereof, with respect to any portion of the Registration Statement.

Very truly yours,
/s/ THACHER PROFFITT & WOOD LLP THACHER PROFFITT & WOOD LLP

Thacher Proffitt	Thacher Proffitt & Wood 11 West 42nd Street New York, New York 10036 212.789.1200
Fax: 212.789.3500 www.tpwlaw.com

February 3, 2003

Moody's Investors Service 99 Church Street New York, New York 10007	Fitch Ratings One State Street Plaza New York, New York 10004
Falcon Financial, LLC 15 Commerce Road Stamford, Connecticut 06902	Falcon Auto Dealership LLC 15 Commerce Road Stamford, Connecticut 06902
HSBC Bank USA 452 Fifth Avenue New York, New York 10018	BNY Asset Solutions LLC 6550 Rock Spring Drive Bethesda, Maryland 20817
Goldman, Sachs & Co. 85 Broad Street New York, New York 10004	Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890-0001
Falcon Auto Dealership Loan Trust 2003-1 c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890-0001

Opinion: Certificate Purchase Agreement Falcon Auto Dealership LLC Falcon Auto Dealership Loan Trust Certificates, Series 2003-1

Ladies and Gentlemen:

        We have acted as counsel to Falcon Financial, LLC in the capacities indicated below ("Falcon") and Falcon Auto Dealership LLC (the "Depositor") in connection with (i) the Loan Sale Agreement, dated as of February 3, 2003 (the "Loan Sale Agreement"), between Falcon (in such capacity, the "Seller") and the Depositor pursuant to which the Seller sold certain loans (the "Loans") to the Depositor, (ii) the Owner Trust Agreement, dated as of February 3, 2003 (the "Owner Trust Agreement"), between the Depositor and Wilmington Trust Company pursuant to which the Falcon Auto Dealership Loan Trust 2003-1 (the "Owner Trust") was created and the certificates of beneficial ownership therein were issued (the "Owner Trust Certificates"), (iii) the Management Agreement, dated as of February 3, 2003 (the "Management Agreement"), between the Owner Trust and Falcon (in such capacity, the "Manager"), (iv) the Indenture, dated as of February 3, 2003 (the "Indenture"), between the Owner Trust (in such capacity, the "Issuer") and HSBC Bank USA (the "Indenture Trustee") pursuant to which were issued the Auto Dealership Loan-Backed Bonds (the "Bonds") collateralized by certain assets of the Owner Trust (the "Owner Trust Estate" or the "Collateral"), (v) the Servicing Agreement, dated as of February 3, 2003 (the "Servicing Agreement"), among the Owner Trust, the Indenture Trustee, Falcon (in such capacity, the "Special Servicer" and the "Primary Servicer") and BNY Asset Solutions LLC as master servicer (the "Master Servicer"), (vi) the Grantor Trust Agreement, dated as of February 3, 2003 (in such capacity, the "Grantor Trust I Agreement"), between the Depositor and HSBC Bank USA (the "Grantor Trust Trustee") pursuant to which the Depositor transferred the Class A-1, Class A-2, Class B, Class C and Class D Bonds (collectively, the "Grantor Trust I Bonds") to the Grantor Trust Trustee in exchange for the Falcon Auto Dealership Loan Trust 2003-1, Class A-1, Class A-2, Class B, Class C, Class D Certificates and the Class IO Certificates (the "Underlying IO Certificates"; collectively, the "Grantor Trust I Certificates"), (vii) the Grantor Trust II Agreement, dated as of February 3, 2003 (the "Grantor Trust II Agreement"), between the Depositor and HSBC Bank USA (in such capacity, the "Grantor Trust II Trustee") pursuant to which the Depositor transferred the Underlying IO Certificates and its right to receive Excess Interest and the IO Prepayment Portion collected in respect of the Auto Dealership Loans to the Grantor Trust II Trustee in exchange for the Falcon Auto Dealership Loan Trust Certificates, Series 2003-1, Class IO Certificates (the "Grantor Trust II Certificates"), (viii) the Grantor Trust III Agreement, dated as of February 3, 2003 (the "Grantor Trust III Agreement"; collectively with the Grantor Trust I Agreement and the Grantor Trust II Agreement, the "Grantor Trust Agreements"), between the Depositor and HSBC Bank USA (in such capacity, the "Grantor Trust III Trustee"; collectively with the Grantor Trust I Trustee and the Grantor Trust II Trustee, the "Grantor Trust Trustees") pursuant to which the Depositor transferred the Falcon Auto Dealership Loan Trust 2003-1 Class E and Class F Bonds (the "Grantor Trust III Bonds") to the Grantor Trust III Trustee in exchange for the Falcon Auto Dealership Loan Trust Certificates, Series 2003-1, Class E and Class F Certificates (the "Grantor Trust III Certificates"; collectively with the Grantor Trust I Certificates and the Grantor Trust II Certificates, the "Grantor Trust Certificates"), (ix) the Majority Certificateholder Instruction Agreement, dated as of February 3, 2003 (the "Instruction Agreement"), among the Manager, the Depositor and the Issuer, (x) the Certificate Purchase Agreement, dated January 29, 2003 (the "Purchase Agreement"), among Falcon, the Depositor and Goldman, Sachs & Co. (the "Initial Purchaser") and (xi) the Offering Circular, dated January 29, 2003 (the "Offering Circular"). The Loan Sale Agreement, the Owner Trust Agreement, the Management Agreement, the Indenture, the Servicing Agreement, the Grantor Trust Agreements, the Instruction Agreement and the Purchase Agreement are collectively referred to herein as the "Agreements." Capitalized terms not defined herein have the meanings assigned to them in the Agreements.

        In rendering this opinion letter, as to relevant factual matters we have examined the documents described above and such other documents as we have deemed necessary including, where we have deemed appropriate, representations or certifications of officers of parties thereto or public officials. In rendering this opinion letter, except for the matters that are specifically addressed in the opinions expressed below, we have assumed (i) the authenticity of all documents submitted to us as originals or as copies thereof, and the conformity to the originals of all documents submitted to us as copies, (ii) the necessary entity formation and continuing existence in the jurisdiction of formation, and the necessary licensing and qualification in all jurisdictions, of all parties to all documents, (iii) the necessary authorization, execution, delivery and enforceability of all documents, and the necessary entity power with respect thereto, and (iv) that there is not any other agreement that modifies or supplements the agreements expressed in any document to which this opinion letter relates and that renders any of the opinions expressed below inconsistent with such document as so modified or supplemented. In rendering this opinion letter, except for the matters that are specifically addressed in the opinions expressed below, we have made no inquiry, have conducted no investigation and assume no responsibility with respect to (a) the accuracy of and compliance by the parties thereto with the representations, warranties and covenants as to factual matters contained in any document or (b) the conformity of the underlying assets and related documents to the requirements of any agreement to which this opinion letter relates.

        In rendering this opinion letter, any opinion expressed herein with respect to the enforceability of any right or obligation is subject to (i) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law, (ii) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and other similar laws affecting the rights of creditors or secured parties, (iii) the effect of certain laws, regulations and judicial and other decisions upon (a) the availability and enforceability of certain remedies, including the remedies of specific performance and self-help, and provisions purporting to waive the obligation of good faith, materiality, fair dealing, diligence, reasonableness or objection to judicial jurisdiction, venue or forum and (b) the enforceability of any provision the violation of which would not have any material adverse effect on the performance by any party of its obligations under any agreement and (iv) public policy considerations underlying United States federal securities laws, to the extent that such public policy considerations limit the enforceability of any provision of any agreement which purports or is construed to provide indemnification with respect to securities law violations. However, the non-enforceability of any provisions referred to in foregoing clause (iii) will not, taken as a whole, materially interfere with the practical realization of the benefits of the rights and remedies included in any such agreement which is the subject of any opinion expressed below, except for the consequences of any judicial, administrative, procedural or other delay which may be imposed by, relate to or arise from applicable laws, equitable principles and interpretations thereof.

        This opinion letter is based solely upon our review of the documents referred to herein. We have conducted no independent investigation with respect to the facts contained in such documents and relied upon in rendering this opinion letter. We also note that we do not represent any of the parties to the transactions to which this opinion letter relates or any of their affiliates in connection with matters other than certain transactions. However, the attorneys in this firm who are directly involved in the representation of parties to the transactions to which this opinion letter relates have no actual present knowledge of the inaccuracy of any fact relied upon in rendering this opinion letter. In addition, if we indicate herein that any opinion is based on our knowledge, our opinion is based solely on the actual present knowledge of such attorneys.

        In rendering this opinion letter, we do not express any opinion concerning any law other than the laws of the State of New York, the Limited Liability Company Act of the State of Delaware and the federal laws of the United States, including without limitation the Securities Act of 1933, as amended (the "1933 Act"). We do not express any opinion herein with respect to any matter not specifically addressed in the opinions expressed below, including without limitation (i) any statute, regulation or provision of law of any county, municipality or other political subdivision or any agency or instrumentality thereof or (ii) the securities or tax laws of any jurisdiction.

        The tax opinions set forth below are based upon the existing provisions of applicable law and regulations issued or proposed thereunder, published rulings and releases of applicable agencies or other governmental bodies and existing case law, any of which or the effect of any of which could be changed at any time. Any such changes may be retroactive in application and could modify the legal conclusions upon which such opinions are based. The opinions expressed herein are limited as described below, and we do not express any opinion on any other legal or income tax aspect of the transactions contemplated by the documents relating to the transaction.

        Based upon and subject to the foregoing, it is our opinion that:

  1.
  Each of Falcon and the Depositor has been legally formed under the laws of the State of Delaware and, based upon a certificate of good standing issued by that State, is validly existing as a limited liability company in good standing under the laws of that State, and has the requisite entity power and authority to execute and deliver each Agreement to which it is a party and to perform its obligations thereunder.

  2.
  Each of the Agreements to which Falcon and the Depositor is a party has been duly authorized, executed and delivered by such party and, assuming the necessary authorization, execution and delivery thereof by the other parties thereto, is a valid and legally binding agreement under the laws of the State of New York, enforceable thereunder in accordance with its terms against Falcon or the Depositor, as the case may be.

  3.
  The issuance, offer, sale and delivery of the Grantor Trust Certificates have been duly authorized by the Depositor.

  4.
  The Bonds, assuming the necessary execution, authentication and delivery thereof and payment therefor in accordance with the applicable Agreements, are valid and legally binding obligations under the laws of the State of New York, enforceable thereunder in accordance with their terms against the Owner Trustee, and are entitled to the benefits of the Indenture.

  5.
  The Grantor Trust Certificates, assuming the necessary execution, authentication and delivery thereof and payment therefor in accordance with the applicable Agreements, are validly issued and outstanding and are entitled to the benefits of the related Grantor Trust Agreement.

  6.
  With respect to each of the Depositor and Falcon, the performance of its obligations under each of the Agreements to which it is a party and the consummation of the transactions contemplated thereby do not require any consent, approval, authorization or order of, filing with or notice to any United States federal or State of New York court, agency or other governmental body, except such as may be required under the securities laws of any State of the United States or such as have been obtained, effected or given.

  7.
  With respect to each of Falcon and the Depositor, the performance of its obligations under each of the Agreements to which it is a party and the consummation of the transactions contemplated thereby will not result in (i) any breach or violation of its certificate of formation or limited liability company agreement, as applicable, (ii) to our knowledge, any breach, violation or acceleration of or default under any indenture or other material agreement or instrument to which it is a party or by which it is bound or (iii) any breach or violation of any United States federal or State of New York statute or regulation or, to our knowledge, any order of any United States federal or State of New York court, agency or other governmental body.

  8.
  To our knowledge, with respect to each of Falcon and the Depositor, there is no legal action, suit, proceeding or investigation before any United States federal or State of New York court, agency or other governmental body pending or threatened against it which, either in one instance or in the aggregate, draws into question the validity of, seeks to prevent the consummation of any of the transactions contemplated by or would impair materially its ability to perform its obligations under any of the Agreements to which it is a party.

  9.
  The statements made in the Offering Circular under the heading "Description of the Grantor Trust Certificates," insofar as such statements purport to summarize certain provisions of the Grantor Trust Certificates and the Grantor Trust Agreements, provide a fair summary of such provisions. The statements made in the Offering Circular under the headings "Certain Federal Income Tax Consequences," "State and Other Tax Consequences," "Certain Legal Aspects of the Loan—Applicability of Usury Laws," "ERISA Considerations" and "Legal Investment" to the extent that they constitute matters of United States federal or State of New York law or legal conclusions with respect thereto, while not purporting to discuss all possible consequences of investment in the Grantor Trust Certificates and Bonds, are correct in all material respects with respect to those consequences or matters that are discussed therein.

  10.
  None of the Grantor Trust Agreements or the Indenture is required to be qualified under the Trust Indenture Act of 1939, as amended. None of the Trust Estate, the Owner Trust or the Trust Funds created by the Grantor Trust Agreements is an "investment company" or "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

  11.
  The offer and sale of the Grantor Trust Certificates pursuant to and in accordance with the Agreements and the Offering Circular are transactions that do not require registration under the 1933 Act.

  12.
  Assuming the compliance with all provisions of the Grantor Trust Agreements, the Indenture, the Owner Trust Agreement, the Servicing Agreement and the Management Agreement and based upon certain information supplied to us by the Company for federal income tax purposes: (i) the arrangement under which the Grantor Trust I Fund is created will be classified as a grantor trust under subpart E, part I of subchapter J of the Code, the assets of which will consist of the Grantor Trust I Bonds (the "Stripped Bonds"), and not as a partnership, an association taxable as a corporation or a "taxable mortgage pool" within the meaning of Section 7701(i) of the Code; (ii) the arrangement under which the Grantor Trust II Fund is created will be classified as a grantor trust under subpart E, part I of subchapter J of the Code, the assets of which will consist of Excess Interest, the IO Prepayment Portions and the Bond Strip Amounts, and not as a partnership, an association taxable as a corporation or a "taxable mortgage pool" within the meaning of Section 7701(i) of the Code; (iii) the arrangement under which the Grantor Trust III Fund is created will be classified as a grantor trust under subpart E, part I of subchapter J of the Code, the assets of which will consist of the Grantor Trust III Bonds, and not as a partnership, an association taxable as a corporation or a "taxable mortgage pool" within the meaning of Section 7701(i) of the Code; (iv) the Bonds (other than the Class E and Class F Bonds) will be characterized as indebtedness for federal income tax purposes; (v) the Class E and Class F Bonds should be characterized as indebtedness for federal income tax purposes; (vi) the arrangement under which the Owner Trust is created is not an association taxable as a corporation, a "publicly traded partnership" within the meaning of Section 7704 of the Code or a "taxable mortgage pool" within the meaning of Section 7701(i) of the Code; (vii) the Grantor Trust Certificates (other than the Class E, Class F and Class IO Certificates) will be characterized as evidencing ownership interests in the Stripped Bonds and as constituting interests in "stripped bonds" within the meaning of Section 1286 of the Code; and (viii) the Class IO Certificates will constitute interests in "stripped coupons" within the meaning of Section 1286 of the Code with respect to the Stripped Bonds and the Loans.

        This opinion letter is rendered for the sole benefit of each addressee hereof with respect to the matters specifically addressed herein, and no other person or entity is entitled to rely hereon. Copies of this opinion letter may not be made available, and this opinion letter may not be quoted or referred to in any other document made available, to any other person or entity except (i) to any applicable rating agency, institution providing credit enhancement or liquidity support or governmental authority, (ii) to any accountant or attorney for any person or entity entitled hereunder to rely hereon or to whom or which this opinion letter may be made available as provided herein and (iii) as otherwise required by law. We assume no obligation to revise, supplement or withdraw this opinion letter, or otherwise inform any addressee hereof or other person or entity with respect to any change occurring subsequent to the delivery hereof in any applicable fact or law or any judicial or administrative interpretation thereof, even though such change may affect a legal analysis or conclusion contained herein. In addition, no attorney-client relationship exists or has existed by reason of this opinion letter between our firm and any addressee hereof or other person or entity except for any addressee that is identified in the first paragraph hereof as a person or entity for which we have acted as counsel in rendering this opinion letter. In permitting reliance hereon by any person or entity other than such an addressee for which we have acted as counsel, we are not acting as counsel for such other person or entity and have not assumed and are not assuming any responsibility to advise such other person or entity with respect to the adequacy of this opinion letter for its purposes.

Very truly yours,
/s/ Thacher Proffitt & Wood

Thacher Proffitt	Thacher Proffitt & Wood 11 West 42nd Street New York, New York 10036 212.789.1200
Fax: 212.789.3500 www.tpwlaw.com

        December 5, 2001

Moody's Investors Service 99 Church Street New York, New York 10007	Fitch, Inc. One State Street Plaza New York, New York 10004
Falcon Financial, LLC 2015 West Main Street Stamford, Connecticut 06902	Falcon Auto Dealership LLC 2015 West Main Street Stamford, Connecticut 06902
HSBC Bank USA 452 Fifth Avenue New York, New York 10018	BNY Asset Solutions LLC 6550 Rock Spring Drive Bethesda, Maryland 20817
Goldman, Sachs & Co. 85 Broad Street New York, New York 10004	Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890-0001
Falcon Auto Dealership Loan Trust 2001-1 c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890-0001
Opinion: Certificate Purchase Agreement Falcon Auto Dealership LLC Falcon Auto Dealership Loan Trust Certificates, Series 2001-1

Ladies and Gentlemen:

        We have acted as counsel to Falcon Financial, LLC ("Falcon" or the "Company") and Falcon Auto Dealership LLC (the "Depositor") in connection with (i) the Loan Sale Agreement, dated as of December 1, 2001 (the "Loan Sale Agreement"), between the Company (in such capacity, the "Seller") and the Depositor pursuant to which the Seller sold certain loans (the "Loans") to the Depositor, (ii) the Owner Trust Agreement, dated as of November 20, 2001 (the "Owner Trust Agreement"), between the Depositor and the Wilmington Trust Company pursuant to which Falcon Auto Dealership Loan Trust 2001-1 (the "Owner Trust") was created and the certificates of beneficial ownership therein were issued (the "Owner Trust Certificates"), (iii) the Management Agreement, dated as of December 1, 2001 (the "Management Agreement"), between the Owner Trust and the Company as manager (in such capacity, the "Manager"), (iv) the Indenture, dated as of December 1, 2001 (the "Indenture"), between the Owner Trust as issuer (the "Issuer") and HSBC Bank USA as indenture trustee (the "Indenture Trustee") pursuant to which were issued the Auto Dealership Loan-Backed Bonds (the "Bonds") collateralized by certain assets of the Owner Trust (the "Owner Trust Estate" or the "Collateral"), (v) the Servicing Agreement, dated as of December 1, 2001 (the "Servicing Agreement"), among the Owner Trust, the Indenture Trustee, Falcon as special servicer (in such capacity, the "Special Servicer") and primary servicer (in such capacity, the "Primary Servicer") and BNY Asset Solutions LLC as master servicer (the "Master Servicer"), (vi) the Grantor Trust Agreement, dated as of December 1, 2001 (the "Grantor Trust I Agreement"), between the Depositor and HSBC Bank USA as grantor trust trustee (the "Grantor Trust Trustee") pursuant to which the Depositor is transferring the Class A-l, Class A-2, Class B, Class C and Class D Bonds (collectively, the "Grantor Trust I Bonds") to the Grantor Trust Trustee in exchange for the Falcon Auto Dealership Loan Trust 2001-1, Class A-1, Class A-2, Class B, Class C, Class D Certificates and the Class IO Certificates (the "Underlying IO Certificate"; collectively, the "Grantor Trust I Certificates"), (vii) the Grantor Trust II Agreement, dated as of December 1, 2001 (the "Grantor Trust II Agreement'), between the Depositor and HSBC Bank USA as grantor trust II trustee (the "Grantor Trust II Trustee") pursuant to which the Depositor is transferring the Class IO Certificates and its right to receive Excess Interest and the IO Prepayment Portion collected in respect of the Auto Dealership Loans to the Grantor Trust II Trustee in exchange for the Falcon Auto Dealership Loan Trust Certificates, Series 2001-1, Class IO Certificates (the "Grantor Trust II Certificates"), (viii) the Class E Grantor Trust Agreement, dated as of December 1, 2001 (the "Class E Grantor Trust Agreement"; collectively with the Grantor Trust I Agreement and the Grantor Trust II Agreement, the "Grantor Trust Agreements"), between the Depositor and HSBC Bank USA as Class E grantor trust trustee (the "Class E Grantor Trust Trustee") pursuant to which the Depositor is transferring the Falcon Auto Dealership Loan Trust 2001-1 Class E Bonds (the "Class E Bonds") to the Class E Grantor Trust Trustee in exchange for the Falcon Auto Dealership Loan Trust Certificates, Series 2001-1, Class E Certificates (the "Class E Certificates"; collectively with the Grantor Trust I Certificates and the Grantor Trust II Certificates, the "Grantor Trust Certificates"), (ix) the Participation Agreement, dated as of December 1, 2001 (the "Participation Agreement"), among the Depositor as participant, the Seller as participant, the Master Servicer, the Special Servicer, the Primary Servicer and the Indenture Trustee as custodian and as indenture trustee, (x) the Certificate Purchase Agreement, dated November 29, 2001 (the "Purchase Agreement"), among Falcon, the Depositor and Goldman, Sachs & Co. and (xi) the Offering Circular, dated November 29, 2001 (the "Offering Circular"). The Loan Sale Agreement, the Owner Trust Agreement, the Management Agreement, the Indenture, the Servicing Agreement, the Grantor Trust I Agreement, the Grantor Trust II Agreement, the Class E Grantor Trust Agreement, the Participation Agreement and the Purchase Agreement are collectively referred to herein as the "Agreements." Capitalized terms not defined herein have the meanings assigned to them in the Agreements.

        In rendering this opinion letter, as to relevant factual matters we have examined the documents described above and such other documents as we have deemed necessary including, where we have deemed appropriate, representations or certifications of officers of parties thereto or public officials. In rendering this opinion letter, except for the matters that are specifically addressed in the opinions expressed below, we have assumed (i) the authenticity of all documents submitted to us as originals or as copies thereof, and the conformity to the originals of all documents submitted to us as copies, (ii) the necessary entity formation and continuing existence in the jurisdiction of formation, and the necessary licensing and qualification in all jurisdictions, of all parties to all documents, (iii) the necessary authorization, execution, delivery and enforceability of all documents, and the necessary entity power with respect thereto, and (iv) that there is not any other agreement that modifies or supplements the agreements expressed in any document to which this opinion letter relates and that renders any of the opinions expressed below inconsistent with such document as so modified or supplemented. In rendering this opinion letter, except for the matters that are specifically addressed in the opinions expressed below, we have made no inquiry, have conducted no investigation and assume no responsibility with respect to (a) the accuracy of and compliance by the parties thereto with the representations, warranties and covenants as to factual matters contained in any document or (b) the conformity of the underlying assets and related documents to the requirements of any agreement to which this opinion letter relates.

        In rendering this opinion letter, any opinion expressed herein with respect to the enforceability of any right or obligation is subject to (i) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law, (ii) the effect of certain laws, regulations and judicial and other decisions upon the availability and enforceability of certain remedies including the remedies of specific performance and self-help and provisions purporting to waive the obligation of good faith, materiality, fair dealing, diligence, reasonableness or objection to venue or forum, to confer subject matter jurisdiction on a federal court located within the State of New York to adjudicate any controversy in any situation in which such court would not otherwise have subject matter jurisdiction, to waive the right to jury trial, to impose a penalty or forfeiture, to release, exculpate or exempt a party from or require indemnification of a party for liability for its own action or inaction to the extent that the action or inaction includes negligence, recklessness or willful or unlawful conduct, to sever any provision of any agreement, to restrict access to legal or equitable remedies, to establish evidentiary standards, to appoint any person or entity as the attorney-in-fact of any other person or entity, to require that any agreement may only be amended, modified or waived in writing, to provide that all rights or remedies of any party are cumulative and may be enforced in addition to any other right or remedy, to provide that the election of a particular remedy does not preclude recourse to one or more remedies, to provide that the failure to exercise or the delay in exercising rights or remedies will not operate as a waiver of any such rights or remedies, to waive rights or remedies which can not be waived as a matter of law, to provide for set-off unless there is mutuality between the parties or to provide that any agreement is to be governed by or construed in accordance with the laws of any jurisdiction other than the State of New York, (iii) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and other similar laws affecting the rights of creditors or secured parties and (iv) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of any provision of any agreement which purports or is construed to provide indemnification with respect to securities law violations. However, the non-enforceability of the provisions referred to in foregoing clause (ii) will not, taken as a whole, materially interfere with the practical realization of the benefits of the rights and remedies included in any such agreement which is the subject of any opinion expressed below, except for the considerations referred to in foregoing clause (iv) and the consequences of any judicial, administrative, procedural or other delay which may be imposed by, relate to or arise from applicable laws, equitable principles and interpretations thereof. We do not express any opinion herein with respect to any law the violation of which would not have any material adverse effect on the ability of any party to perform its obligations under any agreement.

        This opinion letter is based solely upon our review of the documents referred to herein. We have conducted no independent investigation with respect to the facts contained in such documents and relied upon in rendering this opinion letter. We also note that we do not represent any of the parties to the transactions to which this opinion letter relates or any of their affiliates in connection with matters other than certain transactions. However, the attorneys in this firm who are directly involved in the representation of parties to the transactions to which this opinion letter relates have no actual present knowledge of the inaccuracy of any fact relied upon in rendering this opinion letter. In addition, if we indicate herein that any opinion is based on our knowledge, our opinion is based solely on such actual present knowledge of such attorneys.

        In rendering this opinion letter, we do not express any opinion concerning any law other than the laws of the State of New York, the General Corporation Law, the Limited Liability Company Act of the State of Delaware and the federal laws of the United States including without limitation the Securities Act of 1933, as amended (the "1933 Act") and Sections 860A through 860G (the "REMIC Provisions") of the Internal Revenue Code of 1986 (the "Code") applicable to a real estate mortgage investment conduit ("REMIC") and applicable regulations thereunder and current judicial and administrative authority with respect thereto. We do not express any opinion herein with respect to any matter not specifically addressed in the opinions expressed below, including without limitation (i) any statute, regulation or provision of law of any county, municipality or other political subdivision or any agency or instrumentality thereof or (ii) the securities or tax laws of any jurisdiction.

        The federal tax opinions set forth below are based upon the existing provisions of the Code and Treasury regulations issued or proposed thereunder, published Revenue Rulings and releases of the Internal Revenue Service and existing case law, any of which or the effect of any of which could be changed at any time. Any such changes may be retroactive in application and could modify the legal conclusions upon which such opinions are based. The opinions expressed herein are limited as described below, and we do not express any opinion on any other legal or income tax aspect of the transactions contemplated by the documents relating to the transaction.

        Based upon and subject to the foregoing, it is our opinion that:

  1.
  Each of the Company and the Depositor has been legally formed under the laws of the State of Delaware and, based upon a certificate of good standing issued by that State, is validly existing as a limited liability company in good standing under the laws of that State, and has the requisite entity power and authority to execute and deliver the Agreements and to perform its obligations thereunder.

  2.
  Each of the Agreements to which the Company and the Depositor is a party has been duly authorized, executed and delivered by such party and, assuming the necessary authorization, execution and delivery thereof by the other parties thereto, is a valid and legally binding agreement, except for the Certificate Purchase Agreement as to the enforceability of which we do not opine herein, under the laws of the State of New York, enforceable thereunder in accordance with its terms.

  3.
  The Bonds, assuming the necessary execution, authentication and delivery thereof and payment therefor in accordance with the applicable Agreements, are valid and legally binding obligations under the laws of the State of New York, enforceable thereunder against the Owner Trustee in accordance with their terms, and are entitled to the benefits of the Indenture.

  4.
  The Grantor Trust Certificates, assuming the necessary execution, authentication and delivery thereof and payment therefor in accordance with the applicable Agreements, are validly issued and outstanding and are entitled to the benefits of the related Grantor Trust Agreements.

  5.
  With respect to each of the Company and the Depositor, the performance of its obligations under the Agreements and the consummation of the transactions contemplated thereby do not require any consent, approval, authorization or order of, filing with or notice to any United States federal or State of New York court, agency or other governmental body, except such as may be required under the securities laws of any State or such as have been obtained, effected or given.

  6.
  With respect to each of the Company and the Depositor, the performance of its obligations under the Agreements and the consummation of the transactions contemplated thereby will not result in (i) to our knowledge, any breach, violation or acceleration of or default under any indenture or other material agreement or instrument to which it is a party or by which it is bound or (ii) any breach or violation of any United States federal or State of New York statute or regulation or, to our knowledge, any order of any United States federal or State of New York court, agency or other governmental body.

  7.
  To our knowledge, with respect to each of Falcon and the Depositor, there is no legal action, suit, proceeding or investigation before any United States federal or State of New York court, agency or other governmental body pending or threatened against it which, either in one instance or in the aggregate, draws into question the validity of any of the Agreements, seeks to prevent the consummation of any of the transactions contemplated by any of the Agreements or would impair materially its ability to perform its obligations under any of the Agreements.

  8.
  The statements made in the Offering Circular under the heading "Description of the Grantor Trust Certificates," insofar as such statements purport to summarize certain provisions of the Grantor Trust Certificates and the Grantor Trust Agreements, provide a fair summary of such provisions. The statements made in the Offering Circular under the headings "Certain Federal Income Tax Consequences," "Certain Legal Aspects of the Loans—Applicability of Usury Laws" and "ERISA Considerations," to the extent that they constitute matters of United States federal or State of New York law or legal conclusions with respect thereto, while not purporting to discuss all possible consequences of investment in the Grantor Trust Certificates and Bonds, are correct in all material respects with respect to those consequences or matters that are discussed therein.

  9.
  The Grantor Trust Agreements and the Indenture are not required to be qualified under the Trust Indenture Act of 1939, as amended. None of the Trust Estate, the Owner Trust or the

    Trust Funds created by the Grantor Trust Agreements is an "investment company" or "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

  10.
  The offer and sale of the Grantor Trust Certificates to and by the Initial Purchaser pursuant to and in accordance with the Agreements and the Offering Circular are transactions that do not require registration under the 1933 Act.

  11.
  Assuming the compliance with all provisions of the Grantor Trust Agreements, the Indenture, the Owner Trust Agreement, the Servicing Agreement, the Participation Agreement and the Management Agreement and based upon certain information supplied to us by the Company for federal income tax purposes: (i) the arrangement under which the Grantor Trust I Fund is created will be classified as a grantor trust under subpart E, part I of subchapter J of the Code, the assets of which will consist of the Grantor Trust I Bonds (the "Stripped Bonds"), and not as a partnership or an association taxable as a corporation, (ii) the arrangement under which the Class E Grantor Trust Fund is created will be classified as a grantor trust under subpart E, part I of subchapter J of the Code, the assets of which will consist of the Class E Bonds, and not as a partnership or an association taxable as a corporation, (iii) the arrangement under which the Grantor Trust II Fund is created will be classified as a grantor trust under subpart E, part I of subchapter J of the Code, the assets of which will consist of Excess Interest, the IO Prepayment Portions and the Bond Strip Amounts, and not as a partnership or an association taxable as a corporation, (iv) the Underlying Bonds (other than the Class E Bonds) will be characterized as indebtedness for federal income tax purposes, (v) the Class E Bonds should be characterized as indebtedness for federal income tax purposes, (vi) the arrangement under which the Owner Trust is created is not an association taxable as a corporation, a "publicly traded partnership" within the meaning of Section 7704 of the Code or a "taxable mortgage pool" within the meaning of Section 7701(i) of the Code, (vii) the Grantor Trust Certificates (other than the Class E and Class IO Certificates) will be characterized as evidencing ownership interests in the Stripped Bonds and as constituting interests in "stripped bonds" within the meaning of Section 1286 of the Code and (viii) the Class IO Certificates will constitute interests in "stripped coupons" within the meaning of Section 1286 of the Code with respect to the Stripped Bonds and the Loans.

        This opinion letter is rendered for the sole benefit of each addressee hereof, and no other person or entity is entitled to rely hereon. Copies of this opinion letter may not be made available, and this opinion letter may not be quoted or referred to in any other document made available, to any other person or entity except to (i) any applicable rating agency, institution providing credit enhancement or liquidity support or governmental authority, (ii) any accountant or attorney for any person or entity entitled hereunder to rely hereon or to whom or which this opinion letter may be made available as provided herein and (iii) as otherwise required by law.

Very truly yours,
/s/ Thacher Proffitt & Wood

THACHER PROFFITT & WOOD

Two World Trade Center New York, New York 10048 (212) 912-7400 Facsimile: (212) 912-7752 www.thacherproffitt.com	Kofi Appenteng
Oliver J. Armas
Robert C. Azarow
Tricia K. Banner
W. Edward Bright
Robert F Brodegaard
Diana G. Browne
Jean E. Burke Jeffrey
Albert J. Cardinali
V. Gerard Comizio
James Cotins
Mason L Crocker
Kathryn Cruze
Charles A. Dietzgen
Gerald J. Ferguson
Jonathan D. Forstot	Joseph Philip Forte
Ellen M. Goodwin
Christopher F Graham
Joseph G. Grasso
Joel B. Harris
Richard M. Horowitz
Thomas J. Infuma
H. Koppele
Stephen S. Kudenholdt
Thomas M. Leslie
Robert E McCarthy
Douglas J. McClintock
Michael C. McGrath
Jeffrey J. Murphy Stephen F.J. Ornstein*
Lauris G. L Rall	Richard A. Schaberg
Malcolm R. Schade
James R. Shorter, Jr.
Robert Sidorsky
Donald F. Simone
Mark I. Sokolow
Jeffrey Stern
Francis X. Sulger
Thomas N. Talley
Paul D. Tvetenstrand Stephen L. Whelan
Mitchell G. Williams
Omer S. J. Williams
John M. Woods

* Not Admitted in New York

                                                                                 September  29, 2000

Moody's Investors Service 99 Church Street New York, New York 10007	Fitch, Inc. One State Street Plaza New York, New York 10004
Falcon Financial, LLC 2015 West Main Street Stamford, Connecticut 06902	Falcon Auto Dealership LLC 2015 West Main Street Stamford, Connecticut 06902
HSBC Bank USA 140 Broadway New York, New York 10005	BNY Asset Solutions LLC 6550 Rock Spring Drive Bethesda, Maryland 20817
Goldman, Sachs & Co. 85 Broad Street New York, New York 10004	Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890-0001
Falcon Auto Dealership Loan Trust 2000-1 c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890-0001	The Bank of New York 101 Barclay Street New York, New York 10286

    Opinion: Certificate Purchase Agreement
    Falcon Auto Dealership LLC
    Falcon Franchise Loan Trust Certificates, Series 2000-1

Ladies and Gentlemen:

        We have acted as counsel to Falcon Financial, LLC ("Falcon" or the "Company") and Falcon Franchise Loan LLC (the "Depositor"') in connection with (i) the Loan Sale Agreement, dated as of September 1, 2000 (the "Loan Sale Agreement"), between the Company (in such capacity, the "Seller") and the Depositor pursuant to which the Seller sold certain franchise loans ("Franchise Loans") to the Depositor, (ii) the Owner Trust Agreement, dated as of September 1, 2000 (the "Owner Trust Agreement"), between the Depositor and the Wilmington Trust Company pursuant to which Falcon Franchise Loan Trust 2000-1 (the "Owner Trust") was created and the certificates of beneficial ownership therein were issued (the "Owner Trust Certificates"), (iii) the Management Agreement, dated as of September 1, 2000 (the "Management Agreement"), between the Owner Trust and the Company as manager (in such capacity, the "Manager"), (iv) the Indenture, dated as of September 1, 2000 (the "Indenture"), between the Owner Trust as issuer (the "Issuer") and HSBC Bank USA as indenture trustee (the "Indenture Trustee") pursuant to which were issued the Franchise Loan-Backed Bonds (the "Bonds") collateralized by certain assets of the Owner Trust (the "Owner Trust Estate" or the "Collateral"), (v) the Servicing Agreement, dated as of September 1, 2000 (the "Servicing Agreement"), among the Owner Trust, the Indenture Trustee, Falcon as special servicer (in such capacity, the "Special Servicer") and primary servicer (in such capacity, the "Primary Servicer") and BNY Asset Solutions LLC as master servicer (the "Master Servicer"), (vi) the Grantor Trust Agreement, dated as of September 1, 2000 (the "Grantor Trust I Agreement"), between the Depositor and HSBC Bank USA as grantor trust trustee (the "Grantor Trust Trustee") pursuant to which the Depositor is transferring the Class A-1, Class A-2, Class B, Class C and Class D Bonds (collectively, the "Grantor Trust I Bonds") to the Grantor Trust Trustee in exchange for the Falcon Franchise Loan Trust 2000-1, Class A-1, Class A-2, Class B, Class C, Class D Certificates and the Class IO Certificates (the "Underlying IO Certificate"; collectively, the "Grantor Trust I Certificates"), (vii) the Grantor Trust II Agreement, dated as of September 1, 2000 (the "Grantor Trust II Agreement"), between the Depositor and HSBC Bank USA as grantor trust II trustee (the "Grantor Trust II Trustee") pursuant to which the Depositor is transferring the Class IO Certificates and its right to receive Excess Interest and the IO Prepayment Portion collected in respect of the Franchise Loans to the Grantor Trust II Trustee in exchange for the Falcon Franchise Loan Trust Certificates, Series 2000-1, Class IO Certificates (the "Grantor Trust II Certificates"), (viii) the Class E Grantor Trust Agreement, dated as of September l, 2000 (the "Class E Grantor Trust Agreement"; collectively with the Grantor Trust I Agreement and the Grantor Trust II Agreement, the "Grantor Trust Agreements"), between the Depositor and HSBC Bank USA as Class E grantor trust trustee (the "Class E Grantor Trust Trustee") pursuant to which the Depositor is transferring the Falcon Franchise Loan Trust 2000-1 Class E Bonds (the "Class E Bonds") to the Class E Grantor Trust Trustee in exchange for the Falcon Franchise Loan Trust Certificates, Series 2000-1, Class E Certificates (the "Class E Certificates"; collectively with the Grantor Trust I Certificates and the Grantor Trust II Certificates, the "Grantor Trust Certificates"), (ix) the Certificate Purchase Agreement, dated September 27, 2000 (the "Purchase Agreement"), among Falcon, the Depositor and Goldman, Sachs & Co. and (x) the Offering Circular, dated September 28, 2000 (the "Offering Circular"). The Loan Sale Agreement, the Owner Trust Agreement, the Management Agreement, the Indenture, the Servicing Agreement, the Grantor Trust I Agreement, the Grantor Trust II Agreement, the Class E Grantor Trust Agreement and the Purchase Agreement are collectively referred to herein as the "Agreements." Capitalized terms not defined herein have the meanings assigned to them in the Agreements.

        In rendering this opinion letter, as to relevant factual matters we have examined the documents described above and such other documents as we have deemed necessary including, where we have deemed appropriate, representations or certifications of officers of parties thereto or public officials. In rendering this opinion letter, except for the matters that are specifically addressed in the opinions expressed below, we have assumed (i) the authenticity of all documents submitted to us as originals or as copies thereof, and the conformity to the originals of all documents submitted to us as copies, (ii) the necessary entity formation and continuing existence in the jurisdiction of formation, and the necessary licensing and qualification in all jurisdictions, of all parties to all documents, (iii) the necessary authorization, execution, delivery and enforceability of all documents, and the necessary entity power with respect thereto, and (iv) that there is not any other agreement that modifies or supplements the agreements expressed in any document to which this opinion letter relates and that renders any of the opinions expressed below inconsistent with such document as so modified or supplemented. In rendering this opinion letter, except for the matters that are specifically addressed in the opinions expressed below, we have made no inquiry, have conducted no investigation and assume no responsibility with respect to (a) the accuracy of and compliance by the parties thereto with the representations, warranties and covenants as to factual matters contained in any document or (b) the conformity of the underlying assets and related documents to the requirements of any agreement to which this opinion letter relates.

        The opinions expressed below with respect to the enforceability of any right or obligation under any agreement are subject to (i) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law, (ii) the effect of certain laws, regulations and judicial and other decisions upon the availability and enforceability of certain remedies including the remedies of specific performance and self-help and provisions purporting to waive the obligation of good faith, materiality, fair dealing, diligence, reasonableness or objection to venue or forum, to confer subject matter jurisdiction on a federal court located within the State of New York to adjudicate any controversy in any situation in which such court would not otherwise have subject matter jurisdiction, to waive the right to jury trial, to impose a penalty or forfeiture, to release, exculpate or exempt a party from or require indemnification of a party for liability for its own action or inaction to the extent that the action or inaction includes negligence, recklessness or willful or unlawful conduct, to sever any provision of any agreement, to restrict access to legal or equitable remedies, to establish evidentiary standards, to appoint any person or entity as the attorney-in-fact of any other person or entity, to require that any agreement may only be amended, modified or waived in writing, to provide that all rights or remedies of any party are cumulative and may be enforced in addition to any other right or remedy, to provide that the election of a particular remedy does not preclude recourse to one or more remedies, to provide that the failure to exercise or the delay in exercising rights or remedies will not operate as a waiver of any such rights or remedies, to waive rights or remedies which can not be waived as a matter of law, to provide for set-off unless there is mutuality between the parties or to provide that any agreement is to be governed by or construed in accordance with the laws of any jurisdiction other than the State of New York, (iii) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and other similar laws affecting the rights of creditors or secured parties and (iv) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of any provision of any agreement which purports or is construed to provide indemnification with respect to securities law violations. We do not express any opinion herein with respect to any law the violation of which would not have any material adverse effect on the ability of any party to perform its obligations under any agreement. However, the non-enforceability of any such provisions will not, taken as a whole, materially interfere with the practical realization of the benefits of the rights and remedies included in any such agreement which is the subject of any opinion expressed below, except for the considerations referred to in foregoing clause (iv) and the consequences of any judicial, administrative, procedural or other delay which may be imposed by, relate to or arise from applicable laws, equitable principles and interpretations thereof. Wherever we indicate that our opinion with respect to the existence or absence of facts is based on our knowledge, our opinion is based solely on the actual present knowledge of the attorneys in this firm who are directly involved in the representation of parties to the transactions described herein in connection therewith or, with respect to opinion paragraphs 6 and 7 below, as counsel for Falcon or the Depositor have given substantive attention to other matters in the form of legal consultation or representation. In that regard we have conducted no special or independent investigation of factual matters in connection with this opinion letter.

        In rendering this opinion letter, we do not express any opinion concerning any law other than the laws of the State of New York, the General Corporation Law and the Limited Liability Company Act of the State of Delaware and the federal laws of the United States including without limitation the Securities Act of 1933, as amended (the "1933 Act"), the Internal Revenue Code of 1986 (the "Code") and applicable regulations thereunder and current judicial and administrative authority with respect thereto. We do not express any opinion herein with respect to any matter not specifically addressed in the opinions expressed below, including without limitation (i) any statute, regulation or provision of law of any county, municipality or other political subdivision or any agency or instrumentality thereof or (ii) the securities or tax laws of any jurisdiction.

        Based upon and subject to the foregoing, it is our opinion that:

  1.
  Each of the Company and the Depositor has been legally formed under the laws of the State of Delaware and, based upon a certificate of good standing issued by that State, is validly existing as a limited liability company in good standing under the laws of that State, and has the requisite entity power and authority to execute and deliver the Agreements and to perform its obligations thereunder.

  2.
  Each of the Agreements to which the Company and the Depositor is a party has been duly authorized, executed and delivered by such party and, assuming the necessary authorization, execution and delivery thereof by the other parties thereto, is a valid and legally binding agreement except for the Certificate Purchase Agreement as to the enforceability of which we do not opine herein, under the laws of the State of New York, enforceable thereunder in accordance with its terms.

  3.
  The Bonds, assuming the necessary execution, authentication and delivery thereof and payment therefor in accordance with the applicable Agreements, are valid and legally binding obligations under the laws of the State of New York, enforceable thereunder against the Owner Trustee in accordance with their terms, and are entitled to the benefits of the Indenture.

  4.
  The Grantor Trust Certificates, assuming the necessary execution, authentication and delivery thereof and payment therefor in accordance with the applicable Agreements, are validly issued and outstanding and are entitled to the benefits of the Grantor Trust Agreement.

  5.
  With respect to each of the Company and the Depositor, the performance of its obligations under the Agreements and the consummation of the transactions contemplated thereby do not require any consent, approval, authorization or order of, filing with or notice to any court, agency or other governmental body, except such as may be required under the securities laws of any state or such as have been obtained, effected or given.

  6.
  With respect to each of the Company and the Depositor, the performance of its obligations under the Agreements and the consummation of the transactions contemplated thereby will not result in, (i) to our knowledge, any breach, violation or acceleration of or default under any indenture or other material agreement or instrument to which it is a party or by which it is bound or (ii) any breach or violation of any statute or regulation or, to our knowledge, any order of any court, agency or other governmental body.

  7.
  To our knowledge, with respect to each of Falcon and the Depositor, there is no legal action, suit, proceeding or investigation before any court, agency or other governmental body pending or threatened against it which, either in one instance or in the aggregate, draws into question the validity of any of the Agreements, seeks to prevent the consummation of any of the transactions contemplated by any of the Agreements or would impair materially its ability to perform its obligations under any of the Agreements.

  8.
  The statements made in the Offering Circular under the heading "Description of the Grantor Trust Certificates," insofar as such statements purport to summarize certain provisions of the Grantor Trust Certificates and the Grantor Trust Agreements, provide a fair summary of such provisions. The statements made in the Offering Circular under the headings "Certain Federal Income Tax Consequences," "Certain Legal Aspects of Franchise Loans-Applicability of Usury Laws" and "ERISA Considerations," to the extent that they constitute matters of State of New York or federal law or legal conclusions with respect thereto, while not purporting to discuss all possible consequences of investment in the Grantor Trust Certificates and Bonds, are correct in all material respects with respect to those consequences or matters that are discussed therein.

  9.
  The Grantor Trust Agreements and the Indenture are not required to be qualified under the Trust Indenture Act of 1939, as amended. Neither the Trust Estate nor the Trust Funds created by the Grantor Trust Agreements is an "investment company" or "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

  10.
  The offer and sale of the Grantor Trust Certificates to and by the Initial Purchaser pursuant to and in accordance with the Agreements and the Offering Circular are transactions that do not require registration under the 1933 Act.

  11.
  Assuming the compliance with all provisions of the Grantor Trust Agreements, the Indenture, the Owner Trust Agreement, the Servicing Agreement and the Management Agreement and based upon certain information supplied to us by the Company for federal income tax purposes: (i) the arrangement under which the Grantor Trust I Fund is created will be classified as a grantor trust under subpart E, part I of subchapter J of the Code, the assets of which will consist of the Grantor Trust I Bonds (the "Stripped Bonds"), and not as a partnership or an association taxable as a corporation, (ii) the arrangement under which the Class E Grantor Trust Fund is created will be classified as a grantor trust under subpart E, part I of subchapter J of the Code, the assets of which will consist of the Class E Bonds, and not as a partnership or an association taxable as a corporation, (iii) the arrangement under which the Grantor Trust II Fund is created will be classified as a grantor trust under subpart E, part I of subchapter J of the Code, the assets of which will consist of Excess Interest, the IO Prepayment Portions and the Bond Strip Amounts, and not as a partnership or an association taxable as a corporation, (iv) the Underlying Bonds (other than the Class E Bonds) will be characterized as indebtedness for federal income tax purposes, (v) the Class E Bonds should be characterized as indebtedness for federal income tax purposes, (vi) the arrangement under which the Owner Trust is created is not an association taxable as a corporation, a "publicly traded partnership" within the meaning of Section 7704 of the Code or a "taxable mortgage pool" within the meaning of Section 7701(i) of the Code, (vii) the Grantor Trust Certificates (other than the Class E and Class IO Certificates) will be characterized as evidencing ownership interests in the Stripped Bonds and as constituting interests in "stripped bonds" within the meaning of Section 1286 of the Code and (vii) the Class IO Certificates will constitute interests in "stripped coupons" within the meaning of Section 1286 of the Code with respect to the Stripped Bonds and Franchise Loans.

        This opinion letter is rendered for the sole benefit of each addressee hereof, and no other person or entity is entitled to rely hereon. Copies of this opinion letter may not be made available, and this opinion letter may not be quoted or referred to in any other document made available, to any other person or entity except to (i) any applicable rating agency, institution providing credit enhancement or liquidity support or governmental authority, (ii) any accountant or attorney for any person or entity entitled hereunder to rely hereon or to whom or which this opinion letter may be made available as provided herein and (iii) as otherwise required by law.

Very truly yours,
THACHER PROFFITT & WOOD
By:

THACHER PROFFITT & WOOD

Two World Trade Center New York, New York 10048 (212) 912-7400 Facsimile: (212) 912-7752 www.thacherproffitt.com	Kofi Appenteng
Robert C. Azarow
Tricia K. Bonner
W. Edward Bright
Robert F Brodegaard
Diana G. Browne
Jean E. Burke
Albert J. Cardinali
V. Gerard Comizio
James Cotins
Mason L Crocker
Kathryn Cruze
Charles A. Dietzgen
Gerald J. Ferguson
Jonathan D. Forstot	Joseph Philip Forte
Ellen M. Goodwin
Christopher F Graham
Joseph G. Grasso
Joel B. Harris
Richard M. Horowitz
Thomas J. Infuma
Jeffrey H. Koppele
Stephen S. Kudenholdt
Thomas M. Leslie
Marilyn L Lytle
Robert E McCarthy
Douglas J. McClintock
Michael C. McGrath
Jeffrey J. Murphy	Stephen F.J. Ornstein*
Lauris G. L Rall
Richard A. Schaberg*
Malcolm R. Schede
James R. Shorter, Jr.
Robert Sidorsky
Donald F. Simone
Mark I. Sokolow
Francis X. Sulger
Thomas N. Talley
Paul D. Tvetenstrand Stephen L. Whelan
Mitchell G. Williams
Omer S. J. Williams
John M. Woods
* Not Admitted in New York

                                                                                 August 12, 1999

Moody's Investors Service 99 Church Street New York, New York 10007	Duff & Phelps Credit Rating Co. 17 State Street, 12th Floor New York, New York 10004
Falcon Financial, LLC 2015 West Main Street Stamford, Connecticut 06902	Falcon Franchise Loan LLC 2015 West Main Street Stamford, Connecticut 06902
The First National Bank of Chicago One First National Plaza, Suite 0126 Chicago, IL 60670-0126	BNY Asset Solutions LLC 6550 Rock Spring Drive Bethesda, Maryland 20817
Goldman, Sachs & Co. 85 Broad Street New York, New York 10004	Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890-0001
Falcon Franchise Loan Trust 1999-1 c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890-0001

    Opinion: Certificate Purchase Agreement
    Falcon Franchise Loan LLC
    Falcon Franchise Loan Trust Certificates, Series 1999-1

Ladies and Gentlemen:

        We have acted as counsel to Falcon Financial, LLC ("Falcon" or the "Company") and Falcon Franchise Loan LLC (the "Depositor") in connection with (i) the Loan Sale Agreement, dated as of August 4, 1999 (the "Loan Sale Agreement"), between the Company (in such capacity, the "Seller") and the Depositor pursuant to which the Seller sold certain franchise loans ("Franchise Loans") to the Depositor, (ii) the Owner Trust Agreement, dated as of August 1, 1999 (the "Owner Trust Agreement"), between the Depositor and the Wilmington Trust Company pursuant to which Falcon Franchise Loan Trust 1999-1 (the "Owner Trust") was created and the certificates of beneficial ownership therein were issued (the "Owner Trust Certificates"), (iii) the Management Agreement, dated as of August 1, 1999 (the "Management Agreement"), between the Owner Trust and the Company as manager (in such capacity, the "Manager"), (iv) the Indenture, dated as of August l, 1999 (the "Indenture"), between the Owner Trust as issuer (the "Issuer") and The First National Bank of Chicago as indenture trustee (the "Indenture Trustee") pursuant to which were issued the Franchise Loan-Backed Bonds (the "Bonds") collateralized by certain assets of the Owner Trust (the "Owner Trust Estate" or the "Collateral"), (v) the Servicing Agreement, dated as of August l, 1999 (the "Servicing Agreement"), among the Owner Trust, the Indenture Trustee, Falcon as special servicer (in such capacity, the "Special Servicer") and primary servicer (in such capacity, the "Primary Servicer") and BNY Asset Solutions LLC as master servicer (the "Master Servicer"), (vi) the Grantor Trust Agreement, dated as of August 1, 1999 (the "Grantor Trust I Agreement"), between the Depositor and The First National Bank of Chicago as grantor trust trustee (the "Grantor Trust Trustee") pursuant to which the

Depositor is transferring the Class A-l, Class A-2, Class B, Class C and Class D Bonds (collectively, the "Grantor Trust I Bonds") to the Grantor Trust Trustee in exchange for the Falcon Franchise Loan Trust 1999-1, Class A-1, Class A-2, Class B, Class C, Class D Certificates and the Class IO Certificates (the "Underlying IO Certificate"; collectively, the "Grantor Trust I Certificates"), (vii) the Grantor Trust II Agreement, dated as of August l, 1999 (the "Grantor Trust II Agreement"), between the Depositor and The First National Bank of Chicago as grantor trust II trustee (the "Grantor Trust II Trustee") pursuant to which the Depositor is transferring the Class IO Certificates and its right to receive Excess Interest and the IO Prepayment Portion collected in respect of the Franchise Loans to the Grantor Trust II Trustee in exchange for the Falcon Franchise Loan Trust Certificates, Series 1999-1, Class IO Certificates (the "Grantor Trust II Certificates"), (viii) the Class E Grantor Trust Agreement, dated as of August 1, 1999 (the "Class E Grantor Trust Agreement"; collectively with the Grantor Trust I Agreement and the Grantor Trust II Agreement, the "Grantor Trust Agreements"), between the Depositor and The First National Bank of Chicago as Class E grantor trust trustee (the "Class E Grantor Trust Trustee") pursuant to which the Depositor is transferring the Falcon Franchise Loan Trust 1999-1 Class E Bonds (the "Class E Bonds") to the Class E Grantor Trust Trustee in exchange for the Falcon Franchise Loan Trust Certificates, Series 1999-1, Class E Certificates (the "Class E Certificates"; collectively with the Grantor Trust I Certificates and the Grantor Trust II Certificates, the "Grantor Trust Certificates"), (ix) the Certificate Purchase Agreement, dated August 4, 1999 (the "Purchase Agreement"), among Falcon, the Depositor and Goldman, Sachs & Co. and (x) the Offering Circular, dated August 4, 1999 (the "Offering Circular"). The Loan Sale Agreement, the Owner Trust Agreement, the Management Agreement, the Indenture, the Servicing Agreement, the Grantor Trust I Agreement, the Grantor Trust II Agreement, the Class E Grantor Trust Agreement and the Purchase Agreement are collectively referred to herein as the "Agreements". Capitalized terms not defined herein have the meanings assigned to them in the Agreements.

        In rendering this opinion letter, as to relevant factual matters we have examined the documents described above and such other documents as we have deemed necessary including, where we have deemed appropriate, representations or certifications of officers of parties thereto or public officials. In rendering this opinion letter, except for the matters that are specifically addressed in the opinions expressed below, we have assumed (i) the authenticity of all documents submitted to us as originals or as copies thereof, and the conformity to the originals of all documents submitted to us as copies, (ii) the necessary entity formation and continuing existence in the jurisdiction of formation, and the necessary licensing and qualification in all jurisdictions, of all parties to all documents, (iii) the necessary, authorization, execution, delivery and enforceability of all documents, and the necessary entity power with respect thereto, and (iv) that there is not any other agreement that modifies or supplements the agreements expressed in any document to which this opinion letter relates and that renders any of the opinions expressed below inconsistent with such document as so modified or supplemented. In rendering this opinion letter, we have made no inquiry, have conducted no investigation and assume no responsibility with respect to (a) the accuracy of and compliance by the parties thereto with the representations, warranties and covenants contained in any document or (b) the conformity of the underlying assets and related documents to the requirements of any agreement to which this opinion letter relates.

        The opinions expressed below with respect to the enforceability of any right or obligation under any agreement are subject to (i) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law, (ii) the effect of certain laws, regulations and judicial and other decisions upon the availability and enforceability of certain remedies including the remedies of specific performance and self-help and provisions purporting to waive the obligation of good faith, materiality, fair dealing, diligence, reasonableness or to require indemnification of a party for, liability for its own action or inaction to the extent that the action or inaction includes negligence, recklessness or willful or unlawful conduct, to sever any provision of any agreement, to restrict access to legal or equitable remedies, to establish evidentiary standards, to appoint any person or entity as the attorney-in-fact of any other person or entity, to require that any agreement may only be amended, modified or waived in writing, to provide that all rights or remedies of any party are cumulative and may be enforced in addition to any other right or remedy, to provide that the election of a particular remedy does not preclude recourse to one or more remedies, to provide that the failure to exercise or the delay in exercising rights or remedies will not operate as a waiver of any such rights or remedies, to waive rights or remedies which can not be waived as a matter of law or to provide for set-off unless there is mutuality between the parties and (iii) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and other similar laws affecting the rights of creditors or secured parties. Wherever we indicate that our opinion with respect to the existence or absence of facts is based on our knowledge, our opinion is based solely on the actual present knowledge of the attorneys in this firm who are involved in the representation of parties to the transactions described herein or, as counsel for Falcon or the Depositor, with respect to opinion paragraphs 6 and 7 below, have given substantive attention to other matters in the form of legal consultation or representation. In that regard we have conducted no special or independent investigation of factual matters in connection with this opinion letter.

        In rendering this opinion letter, we do not express any opinion concerning any law other than the federal laws of the United States including without limitation the Securities Act of 1933, as amended (the "1933 Act"), the laws of the State of New York and the General Corporation Law and the Limited Liability Company Act of the State of Delaware. We do not express any opinion herein with respect to any matter unless specifically addressed in the opinions expressed below, including without limitation (i) any law the violation of which would not have any material adverse effect on the ability of any parry to perform its obligations under any agreement or the applicability of which results from the legal or regulatory status or involvement in any transaction to which this opinion letter relates of a person or entity not the subject of the opinions expressed herein, (ii) any statute, regulation or provision of law of any county, municipality or other political subdivision or any agency or instrumentality thereof or (iii) the securities or tax laws of any jurisdiction.

        Based upon and subject to the foregoing, it is our opinion that:

  l.
  Each of the Company and the Depositor has been legally formed and, based solely upon a certificate of good standing issued by the State in which formed, is validly existing as a limited liability company in good standing under the laws of that State, and has the requisite entity power and authority to execute and deliver the Agreements and to perform its obligations thereunder.

  2.
  Each of the Agreements to which the Company and the Depositor is a party has been duly authorized, executed and delivered by such party and, assuming the necessary authorization, execution and delivery thereof by the other parties thereto, is a valid and legally binding agreement except for the Certificate Purchase Agreement as to the enforceability of which we do not opine herein, under the laws of the State of New York, enforceable thereunder in accordance with its terms.

  3.
  The Bonds have been duly authorized, executed and delivered and assuming the authentication and delivery thereof and payment therefor in accordance with the applicable Agreements, are valid and legally binding obligations under the laws of the State of New York, enforceable thereunder against the Owner Trust in accordance with their terms, and are entitled to the benefits of the Indenture.

  4.
  The Grantor Trust Certificates have been duly authorized, executed and delivered and, assuming the authentication and delivery thereof and payment therefor in accordance with the applicable Agreements, are validly issued and outstanding and are entitled to the benefits of the Grantor Trust Agreements.

  5.
  With respect to each of the Company and the Depositor, the performance of its obligations under the Agreements and the consummation of the transactions contemplated thereby do not require any consent, approval, authorization or order of, filing with or notice to any court, agency or other governmental body, except such as may be required under the securities laws of any state or such as have been obtained, effected or given.

  6.
  With respect to each of the Company and the Depositor, the performance of its obligations under the Agreements and the consummation of the transactions contemplated thereby will not result in, (i) to our knowledge, any breach, violation or acceleration of or default under any indenture or other material agreement or instrument to which it is a party or by which it is bound or (ii) any breach or violation of any statute or regulation thereunder or, to our knowledge, any order of any court, agency or other governmental body.

  7.
  To our knowledge, with respect to each of Falcon and the Depositor, there is no legal action, suit, proceeding or investigation before any court, agency or other governmental body pending or threatened against it which, either in one instance or in the aggregate, draws into question the validity of any of the Agreements, seeks to prevent the consummation of any of the transactions contemplated by any of the Agreements or would impair materially its ability to perform its obligations under any of the Agreements.

  8.
  The statements made in the Offering Circular under the heading "Description of the Grantor Trust Certificates," insofar as such statements purport to summarize certain provisions of the Grantor Trust Certificates and the Grantor Trust Agreements, provide a fair summary of such provisions. The statements made in the Offering Circular under the headings "Certain Federal Income Tax

    Consequences," "Certain Legal Aspects of Franchise Loans-Applicability of Usury Laws" and "ERISA Considerations," to the extent that they constitute matters of State of New York or federal law or legal conclusions with respect thereto, while not purporting to discuss all possible consequences of investment in the Grantor Trust Certificates and Bonds, are correct in all material respects with respect to those consequences or matters that are discussed therein.

  9.
  Neither the Grantor Trust Agreements nor the Indenture is required to be qualified under the Trust Indenture Act of 1939, as amended. Neither the Trust Estate nor the Trust Funds created by the Grantor Trust Agreements is an "investment company" or "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

  10.
  The offer and sale of the Grantor Trust Certificates to and by the Initial Purchaser pursuant to and in accordance with the Agreements and the Offering Circular are transactions that do not require registration under the 1933 Act.

  11.
  Assuming the compliance with all provisions of the Grantor Trust Agreements, the Indenture, the Owner Trust Agreement, the Servicing Agreement and the Management Agreement and based upon certain information supplied to us by the Company for federal income tax purposes: (i) the arrangement under which the Grantor Trust I Fund is created will be classified as a grantor trust under subpart E, part I of subchapter J of the Code, the assets of which will consist of the Grantor Trust I Bonds (the "Stripped Bonds"), and not as a partnership or an association taxable as a corporation, (ii) the arrangement under which the Class E Grantor Trust Fund is created will be classified as a grantor trust under subpart E, part I of subchapter J of the Code, the assets of which will consist of the Class E Bonds, and not as a partnership or an association taxable as a corporation, (iii) the arrangement under which the Grantor Trust II Fund is created will be classified as a grantor trust under subpart E, part I of subchapter J of the Code, the assets of which will consist of Excess Interest, the IO Prepayment Portions and the Bond Strip Amounts, and not as a partnership or an association taxable as a corporation, (iv) the Underlying Bonds (other than the Class E Bonds) will be characterized as indebtedness for federal income tax purposes, (v) the Class E Bonds should be characterized as indebtedness for federal income tax purposes, (vi) the arrangement under which the Owner Trust is created is not an association taxable as a corporation, a "publicly traded partnership" within the meaning of Section 7704 of the Code or a "taxable mortgage pool" within the meaning of Section 7701(i) of the Code, (vii) the Grantor Trust Certificates (other than the Class E and Class IO Certificates) will be characterized as evidencing ownership interests in the Stripped Bonds and as constituting interests in "stripped bonds" within the meaning of Section 1286 of the Code and (vii) the Class IO Certificates will constitute interests in "stripped coupons" within the meaning of Section 1286 of the Code with respect to the Stripped Bonds and Franchise Loans.

        This opinion letter is rendered for the sole benefit of each addressee hereof, and no other person or entity is entitled to rely hereon. Copies of this opinion letter may not be made available, and this opinion letter may not be quoted or referred to in any other document made available, to any other person or entity except to (i) any applicable rating agency, institution providing credit enhancement or liquidity support or governmental authority, (ii) any accountant or attorney for any person or entity entitled hereunder to rely hereon or to whom or which this opinion letter may be made available as provided herein and (iii) as otherwise required by law.

Very truly yours,
THACHER PROFFITT & WOOD
By: Michael McGrath

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